FOR RELEASE ON: October 28, 2020

CONTACT:    Robert Barry, VP - Investor Relations
        608-361-7530
        robert.barry@regalbeloit.com

Regal Beloit Corporation Announces Third Quarter 2020 Financial Results

•Strong Growth in Income from Operations Despite COVID-Driven Net Sales Decline
•Operating Margin Expands Over 200 Basis Points Versus Prior Year
•Generated $111.0 Million of Free Cash Flow, Conversion at 171% of Adjusted Net Income
•Re-introducing Guidance for Fourth Quarter

BELOIT, WI - Regal Beloit Corporation (NYSE: RBC), a global leader in the engineering and manufacturing of high-efficiency electric motors and power transmission products, reported third quarter 2020 diluted earnings per share of $1.60 compared to $1.19 a year ago. Third quarter 2020 adjusted diluted earnings per share* were $1.73 compared to $1.35 a year ago.

Key financial results for the third quarter 2020 included:
•Total net sales of $758.2 million decreased 1.8% from the prior year. Excluding the negative impacts of 0.2% from foreign currency and 0.1% from businesses to be divested/exited, sales declined 1.5% on an organic basis.
•Income from operations was $90.0 million or 11.9% of net sales. Adjusted income from operations rose $15.7 million or 19.3% from a year ago, to $97.0 million, on a net sales decline of 1.8%. Adjusted operating margin of 12.8% was up 230 basis points versus the prior year’s 10.5%.
•Net cash provided by operating activities was $120.3 million and capital expenditures totaled $9.3 million, resulting in free cash flow of $111.0 million, which is 170.8% of adjusted net income.
•While no shares were repurchased in the third quarter, the Company has decided to resume its stock repurchase program.

Third quarter 2020 segment results versus the prior year third quarter:

•Commercial Systems segment net sales were $218.5 million, an increase of 1.7%. Foreign currency had a positive 0.5% impact. The result was a positive organic sales growth rate of 1.3%, driven by strength in the pool pump market, share gains in the China motors business, and to a lesser extent growth in N.A. large commercial HVAC. Partially offsetting these tailwinds were ongoing, although diminished, COVID-related disruptions in our Mexico manufacturing operations and ongoing proactive account pruning. Operating margin was 11.6%. After net adjustments of $1.0 million, adjusted operating margin was 12.0% of adjusted net sales.

•Industrial Systems segment net sales were $138.8 million, a decrease of 3.5%. Foreign currency had a negative 0.6% impact. The result was a negative organic sales growth rate of 2.9%, driven by COVID-related headwinds across the business, mainly impacting the N.A. general industrial and oil & gas end markets, combined with ongoing proactive account pruning. Partially offsetting these headwinds, the Company realized share gains in its data center business. Operating margin was 4.8%. After net adjustments of $2.7 million, adjusted operating margin was 6.7% of adjusted net sales.

•Climate Solutions segment net sales were $234.0 million, an increase of 1.3%. Businesses divested/to be exited had a negative 0.4% impact, and foreign currency had a negative 0.8% impact. The result was a positive organic sales growth rate of 2.5%, driven primarily by strong demand in the N.A. residential HVAC market, partially offset by COVID-related headwinds in the commercial refrigeration market, and in the N.A.

*This earnings release includes non-GAAP financial measures. Descriptions of why we believe these non-GAAP measures are useful and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are included with this earnings release.

light commercial HVAC market, as well as ongoing proactive account pruning. Notably, orders in the N.A. HVAC business were up 27% in September and are tracking up roughly 22% in October. Operating margin was 16.8%. After net adjustments of $0.9 million, adjusted operating margin was 17.1% of adjusted net sales.

•Power Transmission Solutions segment net sales were $166.9 million, a decrease of 8.7%. Foreign currency had a positive 0.2% impact. The result was a negative organic sales growth rate of 8.9% driven by significant COVID-related declines in N.A. general industrial and upstream oil & gas end markets, project lumpiness in alternative energy, and ongoing proactive account pruning. On the positive side, and partially offsetting these headwinds, was strength in the conveying business tied to share gains in the unit material handling market. Operating margin was 11.3%. After net adjustments of $2.4 million, adjusted operating margin was 12.8% of adjusted net sales.

Summarizing Regal’s third quarter 2020 performance, CEO Louis Pinkham commented, “I am very proud of our team for driving significant year-over-year operating profit improvement on down sales. Despite facing ongoing personal and professional challenges related to COVID, our Regal associates continued to execute a range of restructuring actions, and drive 80/20 deeper into our organization, resulting in significant operating income growth, margin expansion, and FCF generation – even as the top line faced COVID-related declines. There is no question that we are transforming the cost structure of Regal and have a path to further material improvements.”

Mr. Pinkham went on to comment, “As I look across our segments, it’s also encouraging to see more bright spots than in recent quarters, with two of our four segments – Climate and Commercial – returning to positive sales growth during the quarter, Industrial close to flat, and PTS significantly narrowing its rate of decline. The order story is also brighter, with growth rates turning positive in the quarter, and a recovery in the key N.A. general industrial market in PTS still to come. Notably, our N.A. residential HVAC business saw its orders rise almost 30% in September, with October up over 20%. I remain incredibly proud of how our Regal associates continue to execute, with a sense of urgency, to best serve our customers, improve profitability, sustain healthy FCF, and pursue strategic growth opportunities – many tied to improving safety and energy efficiency.”

COVID-19 Update

The global COVID-19 pandemic continued to negatively impact the Company’s operations in the third quarter – although to a lesser extent than in prior quarters – both in terms of hurting demand in many of its end markets and regarding the virus’s impact on the Company’s manufacturing capacity. Fortunately, as the third quarter progressed, pressure on Regal’s order rates started to abate, and order rates inflected to the positive for three of the company’s four segments. Order rates are positive for all segments thus far in October. The Company’s global manufacturing base is largely operational, with plants running at somewhat reduced rates approximating 90% of full capacity, on average, in Mexico and India.

Management will continue to monitor COVID-related risk, acknowledging that in many regions confirmed cases of COVID-19 are on the rise.

2020 Guidance

The Company is providing guidance for the fourth quarter of 2020, with GAAP diluted earnings per share expected to be in a range of $1.34 to $1.54, and diluted adjusted EPS in a range of $1.46 to $1.66, which at the mid-point implies nearly 25% growth versus the prior year.

The company’s fourth quarter EPS expectation implies 2020 annual GAAP diluted earnings per share in a range of $4.75 to $4.95, and diluted adjusted EPS in a range of $5.45 to $5.65, which at the mid-point implies moderate growth versus the prior year.

The Company’s guidance assumes no material decline in its production capacity, or in its ability to conduct commercial operations, either from COVID-related disruptions, or other factors, versus levels as of the date of this release.

A reconciliation of the Company’s GAAP EPS guidance to its adjusted EPS guidance is included in a table later in this release.

Conference Call

Regal will hold a conference call to discuss this earnings release at 9:00 AM CT (10:00 AM ET) on Thursday, October 29, 2020. To listen to the live audio and view the presentation during the call, please visit Regal’s Investors website: https://investors.regalbeloit.com. To listen by phone or to ask the presenters a question, dial 1.888.317.6003 (U.S. callers) or +1.412.317.6061 (international callers) and enter 6491323# when prompted.

A webcast replay will be available at the link above, and a telephone replay will be available at 1.877.344.7529 (U.S. callers) or +1.412.317.0088 (international callers), using a replay access code of 10148643#. Both will be accessible for three months after the earnings call.

About the Company

Regal Beloit Corporation (NYSE: RBC) is a global leader in the engineering and manufacturing of electric motors and controls, power generation and power transmission products serving customers throughout the world. We create a better tomorrow by developing and responsibly producing energy-efficient products and systems.

The Company is comprised of four operating segments: Commercial Systems, Industrial Systems, Climate Solutions and Power Transmission Solutions. Regal is headquartered in Beloit, Wisconsin and has manufacturing, sales and service facilities worldwide. For more information, visit RegalBeloit.com.

CAUTIONARY STATEMENT

The following is a cautionary statement made under the Private Securities Litigation Reform Act of 1995: With the exception of historical facts, the statements contained in this release may be forward-looking statements. Forward-looking statements represent our management’s judgment regarding future events. In many cases, you can identify forward-looking statements by terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “forecast,” “anticipate,” “believe,” “should,” “project” or “plan” or the negative of these terms or other similar words. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond our control, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on us and our customers and suppliers and the geographies in which we operate; uncertainties regarding our ability to execute our restructuring plans within expected costs and timing; actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and power transmission industries; our ability to develop new products based on technological innovation, such as the Internet of Things, and marketplace acceptance of new and existing products, including products related to technology not yet adopted or utilized in certain geographic locations in which we do business; fluctuations in commodity prices and raw material costs; our dependence on significant customers; risks associated with global manufacturing, including risks associated with public health crises; issues and costs arising from the integration of acquired companies and businesses and the timing and impact of purchase accounting adjustments; our overall debt levels and our ability to repay principal and interest on our outstanding debt; prolonged declines in one or more markets we serve, such as heating, ventilation, air conditioning, refrigeration, power generation, oil and gas, unit material handling or water heating; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, tariffs, immigration, customs, border actions and the like, and other external factors that we cannot control; product liability and other litigation, or claims by end users, government agencies or others that our products or our customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated adverse effects or liabilities from business exits or divestitures; unanticipated costs or expenses we may incur related to product warranty issues; our dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual property, and claims of infringement by us of third party technologies; effects on earnings of any significant impairment of goodwill or intangible assets; losses from failures, breaches, attacks or disclosures involving our information technology infrastructure and data; cyclical downturns affecting the global market for capital goods; and other risks and uncertainties including but not limited to those described in “Item 1A-Risk

Factors” of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on February 26, 2020 and from time to time in other filed reports including the Company’s Quarterly Reports on Form 10-Q. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward-looking statements included in this release are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances.

NON-GAAP MEASURES AND OTHER DEFINITIONS
Unaudited
(Dollars in Millions, Except per Share Data)

We prepare financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP.

In this earnings release, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: adjusted diluted earnings per share (both historical and projected), adjusted income from operations, adjusted operating margin, adjusted net sales, net debt, adjusted EBITDA, adjusted operating leverage, adjusted net income attributable to Regal Beloit Corporation, free cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Beloit Corporation, adjusted income before taxes, adjusted provision for income taxes, adjusted effective tax rate, net sales from ongoing business, adjusted income from operations of ongoing business, ongoing business adjusted operating margin and adjusted diluted earnings per share for ongoing business. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. Our management primarily uses adjusted income from operations, adjusted operating income, adjusted operating margin, and adjusted operating leverage to help us manage and evaluate our business and make operating decisions, while adjusted diluted earnings per share, net debt, adjusted EBITDA, adjusted net sales, adjusted net income attributable to Regal Beloit Corporation, free cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Beloit Corporation, adjusted income before taxes, adjusted provision for income taxes, adjusted effective tax rate, net sales from ongoing business, adjusted income from operations of ongoing business, ongoing business adjusted operating margin and adjusted diluted earnings per share for ongoing business are primarily used to help us evaluate our business and forecast our future results. Accordingly, we believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management.

In addition to these non-GAAP measures, we also use the term “organic sales” to refer to GAAP sales from existing operations excluding any sales from acquired businesses recorded prior to the first anniversary of the acquisition (“net sales from business acquired") and excluding any sales from business divested/to be exited (“net sales from business divested/to be exited“) recorded prior to the first anniversary of the exit and excluding the impact of foreign currency translation. The impact of foreign currency translation is determined by translating the respective period’s organic sales using the currency exchange rates that were in effect during the prior year periods. We use the term “organic sales growth” to refer to the increase in our sales between periods that is attributable to organic sales. For further clarification, we may use the term “acquisition growth” to refer to the increase in our sales between periods that is attributable to acquisition sales.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Unaudited
(Dollars in Millions, Except per Share Data)

	Three Months Ended		Nine Months Ended
	Sep 26, 2020	Sep 28, 2019	Sep 26, 2020	Sep 28, 2019
Net Sales	$758.2	$772.3	$2,126.5	$2,499.8
Cost of Sales	536.6	570.4	1,531.3	1,829.3
Gross Profit	221.6	201.9	595.2	670.5
Operating Expenses	131.6	129.1	385.0	371.1
Asset Impairments	—	—	4.3	10.0
Total Operating Expenses	131.6	129.1	389.3	381.1
Income from Operations	90.0	72.8	205.9	289.4
Other (Income) Expenses, net	(1.1)	0.1	(3.3)	0.4
Interest Expense	9.0	13.5	31.2	40.5
Interest Income	1.3	1.5	3.8	4.0
Income before Taxes	83.4	60.7	181.8	252.5
Provision for Income Taxes	17.1	9.9	39.5	47.5
Net Income	66.3	50.8	142.3	205.0
Less: Net Income Attributable to Noncontrolling Interests	1.3	1.1	3.4	2.8
Net Income Attributable to Regal Beloit Corporation	$65.0	$49.7	$138.9	$202.2
Earnings Per Share Attributable to Regal Beloit Corporation:
Basic	$1.60	$1.20	$3.42	$4.78
Assuming Dilution	$1.60	$1.19	$3.41	$4.75
Cash Dividends Declared Per Share	$0.30	$0.30	$0.90	$0.88
Weighted Average Number of Shares Outstanding:
Basic	40.6	41.5	40.6	42.3
Assuming Dilution	40.8	41.7	40.7	42.6

CONDENSED CONSOLIDATED BALANCE SHEETS
Unaudited
(Dollars in Millions)
	Sep 26, 2020	Dec 28, 2019
ASSETS
Current Assets:
Cash and Cash Equivalents	$487.5	$331.4
Trade Receivables, less Allowances of $15.6 Million in 2020 and $9.7 Million in 2019	472.5	461.4
Inventories	677.2	678.4
Prepaid Expenses and Other Current Assets	115.4	136.5
Total Current Assets	1,752.6	1,607.7

Net Property, Plant, Equipment and Noncurrent Assets	2,726.8	2,823.0
Total Assets	$4,479.4	$4,430.7

LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable	$363.8	$337.0
Other Accrued Expenses	236.4	222.9
Current Maturities of Debt	230.6	0.6
Total Current Liabilities	830.8	560.5

Long-Term Debt	840.2	1,136.9
Other Noncurrent Liabilities	356.5	352.9
Equity:
Total Regal Beloit Corporation Shareholders' Equity	2,421.9	2,351.1
Noncontrolling Interests	30.0	29.3
Total Equity	2,451.9	2,380.4
Total Liabilities and Equity	$4,479.4	$4,430.7

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW
Unaudited
(Dollars in Millions)
	Three Months Ended		Nine Months Ended
	Sep 26, 2020	Sep 28, 2019	Sep 26, 2020	Sep 28, 2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$66.3	$50.8	$142.3	$205.0
Adjustments to Reconcile Net Income and Changes in Assets and Liabilities (Net of Acquisitions and Divestitures) to Net Cash Provided by Operating Activities:
Depreciation and Amortization	32.9	33.9	98.8	100.4
Loss on Disposal of Assets	1.3	1.3	2.7	1.7
Loss (Gain) on Businesses Divested and Assets to be Exited	—	0.2	4.2	(35.2)
Share-Based Compensation Expense	2.7	2.6	8.2	10.0
Change in Operating Assets and Liabilities	17.1	51.8	53.7	(10.7)
Net Cash Provided by Operating Activities	120.3	140.6	309.9	271.2
CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to Property, Plant and Equipment	(9.3)	(21.1)	(29.7)	(77.3)
Proceeds Received from Sales of Property, Plant and Equipment	2.3	—	7.6	1.7
Proceeds Received from Disposal of Businesses	—	21.4	0.3	159.6
Net Cash (Used in) Provided by Investing Activities	(7.0)	0.3	(21.8)	84.0
CASH FLOWS FROM FINANCING ACTIVITIES:
Net Repayments Under Revolving Credit Facility	(5.3)	(22.7)	(17.7)	(83.1)
Proceeds from Long-Term Debt	—	—	0.1	—
Repayments of Long-Term Debt	(50.0)	—	(50.2)	(24.2)
Dividends Paid to Shareholders	(12.2)	(12.6)	(36.5)	(36.6)
Proceeds from the Exercise of Stock Options	—	—	0.2	—
Repurchase of Common Stock	—	(94.2)	(25.0)	(150.1)
Distributions to Noncontrolling Interest	(0.1)	(1.5)	(2.8)	(1.8)
Shares Surrendered for Taxes	(0.8)	(0.5)	(3.3)	(8.0)
Net Cash Used in Financing Activities	(68.4)	(131.5)	(135.2)	(303.8)
EFFECT OF EXCHANGE RATES ON CASH AND CASH EQUIVALENTS	10.4	(7.7)	3.2	(7.0)
Net Increase in Cash and Cash Equivalents	55.3	1.7	156.1	44.4
Cash and Cash Equivalents at Beginning of Period	432.2	291.3	331.4	248.6
Cash and Cash Equivalents at End of Period	$487.5	$293.0	$487.5	$293.0

SEGMENT INFORMATION
Unaudited
(Dollars in Millions)
	Three Months Ended
	Commercial Systems		Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal
	Sep 26, 2020	Sep 28, 2019	Sep 26, 2020	Sep 28, 2019	Sep 26, 2020	Sep 28, 2019	Sep 26, 2020	Sep 28, 2019	Sep 26, 2020	Sep 28, 2019
Net Sales	$218.5	$214.8	$138.8	$143.8	$234.0	$230.9	$166.9	$182.8	$758.2	$772.3
Net Sales from Businesses Divested/to be Exited	—	—	—	—	—	(0.9)	—	—	—	(0.9)
Adjusted Net Sales*	$218.5	$214.8	$138.8	$143.8	$234.0	$230.0	$166.9	$182.8	$758.2	$771.4

GAAP Operating Margin	11.6%	7.7%	4.8%	(1.6)%	16.8%	16.3%	11.3%	11.4%	11.9%	9.4%
Adjusted Operating Margin*	12.0%	8.9%	6.7%	0.6%	17.1%	17.1%	12.8%	11.9%	12.8%	10.5%

Components of Net Sales:
Organic Sales Growth*	1.3%	(13.6)%	(2.9)%	(11.2)%	2.5%	(4.8)%	(8.9)%	(9.3)%	(1.5)%	(9.6)%
Businesses Divested/to be Exited	—%	(13.0)%	—%	(0.9)%	(0.4)%	(4.6)%	—%	(2.1)%	(0.1)%	(6.2)%
Foreign Currency Impact	0.5%	(1.0)%	(0.6)%	(1.2)%	(0.8)%	(0.2)%	0.2%	(0.6)%	(0.2)%	(0.7)%

SEGMENT INFORMATION
Unaudited
(Dollars in Millions)
	Nine Months Ended
	Commercial Systems		Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal
	Sep 26, 2020	Sep 28, 2019	Sep 26, 2020	Sep 28, 2019	Sep 26, 2020	Sep 28, 2019	Sep 26, 2020	Sep 28, 2019	Sep 26, 2020	Sep 28, 2019
Net Sales	$593.8	$703.3	$389.0	$437.4	$622.3	$762.1	$521.4	$597.0	$2,126.5	$2,499.8
Net Sales from Businesses Divested/to be Exited	—	(25.0)	—	—	—	(22.0)	—	(5.6)	—	(52.6)
Adjusted Net Sales*	$593.8	$678.3	$389.0	$437.4	$622.3	$740.1	$521.4	$591.4	$2,126.5	$2,447.2

GAAP Operating Margin	7.4%	13.5%	2.4%	(1.8)%	14.3%	16.8%	12.3%	12.4%	9.7%	11.6%
Adjusted Operating Margin*	8.8%	9.5%	4.0%	(0.2)%	15.1%	16.8%	14.1%	13.0%	11.1%	10.8%

Components of Net Sales:
Organic Sales Growth	(12.0)%	(7.4)%	(9.4)%	(10.5)%	(15.3)%	0.4%	(11.5)%	(2.2)%	(12.4)%	(4.5)%
Acquisitions	—%	4.5%	—%	—%	—%	—%	—%	—%	—%	1.2%
Businesses Divested/to be Exited	(3.1)%	(11.8)%	—%	(0.8)%	(2.4)%	(3.5)%	(0.8)%	(1.4)%	(1.8)%	(5.0)%
Foreign Currency Impact	(0.5)%	(1.3)%	(1.7)%	(2.5)%	(0.6)%	(0.7)%	(0.4)%	(1.0)%	(0.7)%	(1.3)%

ADJUSTED DILUTED EARNINGS PER SHARE	Three Months Ended		Nine Months Ended
	Sep 26, 2020	Sep 28, 2019	Sep 26, 2020	Sep 28, 2019
GAAP Diluted Earnings Per Share	$1.60	$1.19	$3.41	$4.75
Restructuring and Related Costs	0.12	0.14	0.43	0.24
Loss (Gain) on Businesses Divested and Assets to be Exited	—	—	0.08	(0.70)
Loss on Sale of Assets	0.01	—	0.01	—
Net Loss (Income) from Businesses Divested/to be Exited	—	0.02	0.01	(0.08)
Executive Transition Costs	—	—	0.05	0.03
Adjusted Diluted Earnings Per Share	$1.73	$1.35	$3.99	$4.24

2020 ADJUSTED ANNUAL GUIDANCE	Minimum	Maximum
2020 Diluted EPS Annual Guidance	$4.75	$4.95
Restructuring and Related Costs	0.55	0.55
Loss on Businesses Divested and Assets to be Exited	0.08	0.08
Loss on Sale of Assets	0.01	0.01
Net Loss from Businesses Divested/to be Exited	0.01	0.01
Executive Transition Costs	0.05	0.05
2020 Adjusted Diluted EPS Annual Guidance	$5.45	$5.65

2020 ADJUSTED FOURTH QUARTER GUIDANCE	Minimum	Maximum
2020 Diluted EPS Fourth Quarter Guidance	$1.34	$1.54
Restructuring and Related Costs	0.12	0.12
2020 Adjusted Diluted EPS Fourth Quarter Guidance	$1.46	$1.66

ADJUSTED INCOME FROM OPERATIONS

	Three Months Ended
	Commercial Systems		Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal
	Sep 26, 2020	Sep 28, 2019	Sep 26, 2020	Sep 28, 2019	Sep 26, 2020	Sep 28, 2019	Sep 26, 2020	Sep 28, 2019	Sep 26, 2020	Sep 28, 2019
GAAP Income (Loss) from Operations	$25.3	$16.6	$6.6	$(2.3)	$39.2	$37.6	$18.9	$20.9	$90.0	$72.8
Restructuring and Related Costs	0.8	2.5	2.4	3.1	0.7	0.8	2.4	0.9	6.3	7.3
Loss on Businesses Divested and Assets to be Exited	—	0.1	—	—	—	0.1	—	—	—	0.2
Loss on Sale of Assets	0.2	—	0.3	—	0.2	—	—	—	0.7	—
Operating Loss from Businesses Divested/to be Exited	—	—	—	—	—	0.9	—	—	—	0.9
Executive Transition Costs	—	—	—	0.1	—	—	—	—	—	0.1
Adjusted Income from Operations	$26.3	$19.2	$9.3	$0.9	$40.1	$39.4	$21.3	$21.8	$97.0	$81.3

GAAP Operating Margin %	11.6%	7.7%	4.8%	(1.6)%	16.8%	16.3%	11.3%	11.4%	11.9%	9.4%
Adjusted Operating Margin %	12.0%	8.9%	6.7%	0.6%	17.1%	17.1%	12.8%	11.9%	12.8%	10.5%

ADJUSTED INCOME (LOSS) FROM OPERATIONS

	Nine Months Ended
	Commercial Systems		Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal
	Sep 26, 2020	Sep 28, 2019	Sep 26, 2020	Sep 28, 2019	Sep 26, 2020	Sep 28, 2019	Sep 26, 2020	Sep 28, 2019	Sep 26, 2020	Sep 28, 2019
GAAP Income (Loss) from Operations	$44.0	$95.2	$9.3	$(7.9)	$88.7	$128.2	$63.9	$73.9	$205.9	$289.4
Restructuring and Related Costs	4.9	4.8	5.3	5.5	3.1	1.5	9.5	1.4	22.8	13.2
Purchase Accounting and Transaction Costs	—	0.1	—	—	—	—	—	—	—	0.1
Loss (Gain) on Businesses Divested and Assets to be Exited	2.7	(32.7)	0.2	1.0	1.3	(4.7)	—	1.2	4.2	(35.2)
Loss (Gain) on Sale of Assets	0.2	—	0.3	—	0.2	—	(0.1)	—	0.6	—
Operating (Income) Loss from Businesses Divested/to be Exited	—	(3.3)	—	—	0.4	(1.1)	—	(0.3)	0.4	(4.7)
Executive Transition Costs	0.5	0.5	0.4	0.4	0.5	0.5	0.4	0.4	1.8	1.8
Adjusted Income (Loss) from Operations	$52.3	$64.6	$15.5	$(1.0)	$94.2	$124.4	$73.7	$76.6	$235.7	$264.6

GAAP Operating Margin %	7.4%	13.5%	2.4%	(1.8)%	14.3%	16.8%	12.3%	12.4%	9.7%	11.6%
Adjusted Operating Margin %	8.8%	9.5%	4.0%	(0.2)%	15.1%	16.8%	14.1%	13.0%	11.1%	10.8%

DEBT TO EBITDA	Last Twelve Months
	Sep 26, 2020	Dec 28, 2019
Net Income	$179.9	$242.6
Interest Expense	43.7	53.0
Interest Income	(5.4)	(5.6)
Taxes	53.2	61.2
Depreciation and Amortization	133.0	134.5
EBITDA	$404.4	$485.7
Restructuring and Related Costs	40.9	31.3
Purchase Accounting and Transactions Costs	—	0.1
Impairment and Exit Related Costs	4.3	10.0
Executive Transition Costs	2.2	2.2
Operating Loss (Income) from Businesses Divested/to be Exited	1.0	(4.1)
Gain on Sale of Assets	(3.2)	(3.8)
Loss (Gain) on Divestiture of Businesses	0.4	(44.7)
Adjusted EBITDA	$450.0	$476.7

Current Maturities of Long-Term Debt	$230.6	$0.6
Long-Term Debt	840.2	1,136.9
Total Gross Debt	$1,070.8	$1,137.5
Cash	(487.5)	(331.4)
Net Debt	$583.3	$806.1

Gross Debt/EBITDA	2.6	2.3
Gross Debt/Adjusted EBITDA	2.4	2.4

Net Debt/EBITDA	1.4	1.7
Net Debt/Adjusted EBITDA	1.3	1.7

FREE CASH FLOW	Three Months Ended		Nine Months Ended
	Sep 26, 2020	Sep 28, 2019	Sep 26, 2020	Sep 28, 2019
Net Cash Provided by Operating Activities	$120.3	$140.6	$309.9	$271.2
Additions to Property Plant and Equipment	(9.3)	(21.1)	(29.7)	(77.3)
Free Cash Flow	$111.0	$119.5	$280.2	$193.9

GAAP Net Income Attributable to Regal Beloit Corporation	$65.0	$49.7	$138.9	$202.2
Loss (Gain) on Businesses Divested and Impairments	—	0.2	4.2	(35.2)
Tax Effect from Loss (Gain) on Businesses Divested and Impairments	—	—	(0.9)	5.5
Adjusted Net Income Attributable to Regal Beloit Corporation[1]	$65.0	$49.9	$142.2	$172.5

Free Cash Flow as a Percentage of Adjusted Net Income Attributable to Regal Beloit Corporation	170.8%	239.5%	197.0%	112.4%

 [1] The Net Income Attributable to Regal Beloit Corporation is adjusted for the gains and losses on divested businesses and goodwill and asset impairments related to the businesses to be exited and used in the Free Cash Flow Calculation.

ADJUSTED EFFECTIVE TAX RATE	Three Months Ended		Nine Months Ended
	Sep 26, 2020	Sep 28, 2019	Sep 26, 2020	Sep 28, 2019
Income before Taxes	$83.4	$60.7	$181.8	$252.5
Provision for Income Taxes	17.1	9.9	39.5	47.5
Effective Tax Rate	20.5%	16.3%	21.7%	18.8%

Income before Taxes	$83.4	$60.7	$181.8	$252.5
Loss (Gain) on Businesses Divested and Assets to be Exited	—	0.2	4.2	(35.2)
Adjusted Income before Taxes	$83.4	$60.9	$186.0	$217.3

Provision for Income Taxes	$17.1	$9.9	$39.5	$47.5
Tax Effect from Loss (Gain) on Businesses Divested and Assets to be Exited	—	—	0.9	(5.5)
Non-deductible Portion of Executive Transition Costs	—	—	(0.5)	—
Adjusted Provision for Income Taxes	$17.1	$9.9	$39.9	$42.0

Adjusted Effective Tax Rate	20.5%	16.3%	21.5%	19.3%

ORGANIC SALES GROWTH	Three Months Ended
	September 26, 2020
	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Net Sales Three Months Ended Sep 26, 2020	$218.5	$138.8	$234.0	$166.9	$758.2
Impact from Foreign Currency Exchange Rates	(1.0)	0.9	1.8	(0.4)	1.3
Organic Sales Three Months Ended Sep 26, 2020	$217.5	$139.7	$235.8	$166.5	$759.5

Net Sales Three Months Ended Sep 28, 2019	$214.8	$143.8	$230.9	$182.8	$772.3
Net Sales from Businesses Divested/to be Exited	—	—	(0.9)	—	(0.9)
Adjusted Net Sales Three Months Ended Sep 28, 2019	$214.8	$143.8	$230.0	$182.8	$771.4

Three Months Ended Sep 26, 2020 Organic Sales Growth %	1.3%	(2.9)%	2.5%	(8.9)%	(1.5)%
Three Months Ended Sep 26, 2020 Net Sales Growth %	1.7%	(3.5)%	1.3%	(8.7)%	(1.8)%

ORGANIC SALES GROWTH	Nine Months Ended
	September 26, 2020
	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Net Sales Nine Months Ended Sep 26, 2020	$593.8	$389.0	$622.3	$521.4	$2,126.5
Impact from Foreign Currency Exchange Rates	3.4	7.3	4.6	2.1	17.4
Organic Sales Nine Months Ended Sep 26, 2020	$597.2	$396.3	$626.9	$523.5	$2,143.9

Net Sales Nine Months Ended Sep 28, 2019	$703.3	$437.4	$762.1	$597.0	$2,499.8
Net Sales from Businesses Divested/to be Exited	(25.0)	—	(22.0)	(5.6)	(52.6)
Adjusted Net Sales Nine Months Ended Sep 28, 2019	$678.3	$437.4	$740.1	$591.4	$2,447.2

Nine Months Ended Sep 26, 2020 Organic Sales Growth %	(12.0)%	(9.4)%	(15.3)%	(11.5)%	(12.4)%
Nine Months Ended Sep 26, 2020 Net Sales Growth %	(15.6)%	(11.1)%	(18.3)%	(12.7)%	(14.9)%

The following tables outline by quarter and full year the 2019 net sales and income from operations, and the full year adjusted diluted earnings per share, illustrating the impact of businesses divested and to be exited.

	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Fiscal 2019 First Quarter Schedule for Ongoing Business
Net Sales Three Months Ended March 30, 2019	$242.2	$138.1	$263.3	$210.2	$853.8
Net Sales from Businesses Divested/to be Exited	(12.4)	—	(15.5)	(5.6)	(33.5)
Net Sales from Ongoing Business	$229.8	$138.1	$247.8	$204.6	$820.3

GAAP Income (Loss) from Operations Three Months Ended March 30, 2019	$57.8	$(4.3)	$38.9	$28.2	$120.6
Restructuring and Related Costs	1.2	0.9	0.1	0.1	2.3
Purchase Accounting and Transaction Costs	0.1	—	—	—	0.1
(Gain) Loss on Businesses Divested and Assets to be Exited	(34.6)	1.0	1.3	1.1	(31.2)
Income from Operations of Businesses Divested/to be Exited	(1.7)	—	(1.9)	(0.3)	(3.9)
Executive Transition Costs	0.4	0.3	0.5	0.4	1.6
Adjusted Income (Loss) from Operations of Ongoing Business	$23.2	$(2.1)	$38.9	$29.5	$89.5

Ongoing Business Adjusted Operating Margin %	10.1%	(1.5)%	15.7%	14.4%	10.9%

Fiscal 2019 Second Quarter Schedule for Ongoing Business
Net Sales Three Months Ended June 29, 2019	$246.3	$155.5	$267.9	$204.0	$873.7
Net Sales from Businesses Divested/to be Exited	(12.6)	—	(5.6)	—	(18.2)
Net Sales from Ongoing Business	$233.7	$155.5	$262.3	$204.0	$855.5

GAAP Income (Loss) from Operations Three Months Ended June 29, 2019	$20.8	$(1.3)	$51.7	$24.8	$96.0
Restructuring and Related Costs	1.1	1.5	0.6	0.4	3.6
(Gain) Loss on Businesses Divested and Assets to be Exited	1.8	—	(6.1)	0.1	(4.2)
Income from Operations of Businesses Divested/to be Exited	(1.6)	—	(0.1)	—	(1.7)
Executive Transition Costs	0.1	—	—	—	0.1
Adjusted Income from Operations of Ongoing Business	$22.2	$0.2	$46.1	$25.3	$93.8

Ongoing Business Adjusted Operating Margin %	9.5%	0.1%	17.6%	12.4%	11.0%

	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Fiscal 2019 Third Quarter Schedule for Ongoing Business
Net Sales Three Months Ended September 28, 2019	$214.8	$143.8	$230.9	$182.8	$772.3
Net Sales from Businesses Divested/to be Exited	—	—	(0.9)	—	(0.9)
Net Sales from Ongoing Business	$214.8	$143.8	$230.0	$182.8	$771.4

GAAP Income (Loss) from Operations Three Months Ended September 28, 2019	$16.6	$(2.3)	$37.6	$20.9	$72.8
Restructuring and Related Costs	2.5	3.1	0.8	0.9	7.3
Loss on Businesses Divested and Assets to be Exited	0.1	—	0.1	—	0.2
Loss from Operations of Businesses Divested/to be Exited	—	—	0.9	—	0.9
Executive Transition Costs	—	0.1	—	—	0.1
Adjusted Income from Operations of Ongoing Business	$19.2	$0.9	$39.4	$21.8	$81.3

Ongoing Business Adjusted Operating Margin %	8.9%	0.6%	17.1%	11.9%	10.5%

Fiscal 2019 Fourth Quarter Schedule for Ongoing Business
Net Sales Three Months Ended December 28, 2019	$202.0	$138.0	$206.4	$191.8	$738.2
Net Sales from Businesses Divested/to be Exited	—	—	(0.2)	—	(0.2)
Net Sales from Ongoing Business	$202.0	$138.0	$206.2	$191.8	$738.0

GAAP Income (Loss) from Operations Three Months Ended December 28, 2019	$7.9	$(1.4)	$35.7	$19.5	$61.7
Restructuring and Related Costs	7.0	2.9	2.7	5.5	18.1
Gain on Sale of Assets	—	—	(3.8)	—	(3.8)
Loss on Businesses Divested and Assets to be Exited	0.1	—	—	0.4	0.5
Loss from Operations of Businesses Divested/to be Exited	—	—	0.6	—	0.6
Executive Transition Costs	0.1	0.1	0.1	0.1	0.4
Adjusted Income from Operations of Ongoing Business	$15.1	$1.6	$35.3	$25.5	$77.5

Ongoing Business Adjusted Operating Margin %	7.5%	1.2%	17.1%	13.3%	10.5%

	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Fiscal 2019 Full Year Schedule for Ongoing Business
Net Sales Twelve Months Ended December 28, 2019	$905.3	$575.4	$968.5	$788.8	$3,238.0
Net Sales from Businesses Divested/to be Exited	(25.0)	—	(22.2)	(5.6)	(52.8)
Net Sales from Ongoing Business	$880.3	$575.4	$946.3	$783.2	$3,185.2

GAAP Income (Loss) from Operations Twelve Months Ended December 28, 2019	$103.1	$(9.3)	$163.9	$93.4	$351.1
Restructuring and Related Costs	11.8	8.4	4.2	6.9	31.3
Purchase Accounting and Transaction Costs	0.1	—	—	—	0.1
Gain on Sale of Assets	—	—	(3.8)	—	(3.8)
(Gain) Loss on Businesses Divested and Assets to be Exited	(32.6)	1.0	(4.7)	1.6	(34.7)
Income from Operations of Businesses Divested/to be Exited	(3.3)	—	(0.5)	(0.3)	(4.1)
Executive Transition Costs	0.6	0.5	0.6	0.5	2.2
Adjusted Income from Operations of Ongoing Business	$79.7	$0.6	$159.7	$102.1	$342.1

Ongoing Business Adjusted Operating Margin %	9.1%	0.1%	16.9%	13.0%	10.7%

2019 ADJUSTED DILUTED EARNINGS PER SHARE FOR ONGOING BUSINESS	Three Months Ended				Twelve Months Ended Dec 28, 2019
	Mar 30, 2019	Jun 29, 2019	Sep 28, 2019	Dec 28, 2019
Adjusted Diluted Earnings Per Share	$1.43	$1.52	$1.35	$1.25	$5.55
Earnings Per Share from Businesses Divested/to be Exited	(0.03)	(0.03)	—	—	(0.06)
Adjusted Diluted Earnings Per Share for Ongoing Business	$1.40	$1.49	$1.35	$1.25	$5.49